Exhibit 99.1

Contacts
Media
Ted Lowen, Engelhard Corp.
732-205-6360

Investor Relations
Gavin A. Bell, Engelhard Corp.
732-205-6313
Ref. #C1430
        or
Dan Katcher / Eden Abrahams
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449

Engelhard Corporation
101 Wood Avenue,
P.O. Box 770
For immediate release                                                                                                                      Iselin, NJ Iselin, NJ 08830

ENGELHARD SCHEDULES ANNUAL MEETING FOR JUNE 2;
SIGNS CONFIDENTIALITY AGREEMENT WITH BASF

ISELIN, NJ, March 16, 2006 - Engelhard Corporation (NYSE:EC), one of the largest surface and materials science companies in the world, today announced that the company has set June 2, 2006 as the date for its Annual Meeting of Shareholders.
The company also announced that it has entered into a confidentiality agreement with BASF (NYSE:BF). On January 9, 2006, BASF launched an unsolicited tender offer to acquire Engelhard for $37 per share, which Engelhard’s board unanimously rejects as inadequate and not in the best interests of Engelhard stockholders.
The company has set April 21, 2006 as the record date for its Annual Meeting. Engelhard stockholders of record as of this date will be entitled to notice of and to vote at the Annual Meeting.
Engelhard Corporation is a surface and materials science company that develops technologies to help customers improve their products and processes. A Fortune 500 company, Engelhard is a world-leading provider of technologies for environmental, process, appearance and performance applications. For more information, visit Engelhard on the Internet at www.engelhard.com.

Forward-Looking Statements:
This announcement contains forward-looking statements. There are a number of factors that could cause Engelhard’s actual results to vary materially from those projected in the forward-looking statements. For a more thorough discussion of these factors, please refer to “Forward-Looking Statements” (excluding the first and sixth sentences thereof) on page 34 of Engelhard’s 2005 Annual Report on Form 10-K, dated March 3, 2006, and Exhibit (a)(11) to Amendment No. 2 to the Company's Schedule 14D-9 (Investor Presentation entitled "Engelhard Response to BASF Offer") (excluding the last paragraph of page 33 thereof), filed on February 2, 2006.

Additional Information and Where To Find It:
This announcement does not constitute an offer or invitation to purchase nor a solicitation of an offer to sell any securities of Engelhard. In connection with the proposed transaction, BASF filed a Tender Offer Statement on Schedule TO on January 9, 2006, which has been amended (the “Tender Offer Statement”). Engelhard has filed certain materials with the SEC, including a Solicitation/Recommendation Statement on Schedule 14D-9, which has been amended (the “Schedule 14D-9”). Engelhard plans to file with the SEC and mail to its share-holders a Proxy Statement on Form 14A relating to the 2006 annual meeting of shareholders and the election of directors (the “2006 Proxy Statement”). Information regarding the names of Engelhard’s directors and executive officers and their respective interests in Engelhard by security holdings or otherwise is set forth in Engelhard’s Proxy Statement relating to the 2005 annual meeting of shareholders (“2005 Proxy Statement”). Additional information regarding the interests of such potential participants will be included in the 2006 Proxy Statement and other relevant documents to be filed with the SEC in connection with Engelhard’s 2006 annual meeting of shareholders that will be filed with the SEC.
INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THESE MATERIALS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the Tender Offer Statement, Schedule 14D-9, 2005 Proxy Statement, 2006 Proxy Statement (when it is filed and becomes available) and other documents filed by Engelhard or BASF with the SEC at the SEC's website at

http://www.sec.gov. In addition, investors and security holders may obtain a free copy of each of the Schedule 14D-9, 2005 Proxy Statement and 2006 Proxy Statement (when it is filed and becomes available), as well as Engelhard's related filings with the SEC, from Engelhard by directing a request to Engelhard Corporation, 101 Wood Avenue, Iselin, New Jersey 08830, Attention: Investor Relations or at 732-205-5000.
Copies of Engelhard’s letter to shareholders and Schedule 14D-9 may also be obtained from MacKenzie Partners, Inc. by calling 1-800-322-2885 toll free or at 1-212-929-5500 collect or by e-mail at Engelhard@mackenziepartners.com.

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